Pro-Forma information acquisition (unaudited) (Tables)	12 Months Ended
Dec. 31, 2011
Unaudited Pro Forma Results

The table below reflects unaudited pro forma results as if the acquisition of oil and gas properties had taken place as of January 1, 2010:

	2010	2011
Total revenue	$2,254,564	$2,756,294

Net income (loss)	$(1,712,241)	$458,553

Net income (loss) applicable to common stockholders	$(1,712,241)	$262,553

Earnings per share:
Basic	$(0.35)	$0.04

Diluted	$(0.35)	$0.04